SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     March 1, 1999
                                                 --------------------

                        Presidential Realty Corporation
---------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


       DELAWARE                   1-8594              13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission         (I.R.S. Employer
       of incorporation)        File Number)     Identification Number)


180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
-------------------------------------------------
(Former name or former address, if changed since last report)
















Item 5.  Other Events.
         -------------

            On February 22, 1999, Presidential Realty Corporation consummated the sale of its First and Second Mortgage Notes (excluding a $4,000,000 portion of the Second Mortgage Note, which it retained) secured by unsold condominium units at Fairfield Towers Apartments in Brooklyn, New York. The press release dated February 26, 1999 attached as Exhibit 99 describes the transaction.

         As stated in the press release, Presidential received approximately $10,275,000 from the transaction, after repayment of its loan from Fleet Bank and expenses related to the transaction. Out of this amount, Presidential expects to pay approximately $1,700,000 of tax on the capital gain resulting from the sale and to invest the balance of approximately $8,575,000 in rental apartment properties. In addition, Presidential will receive interest on its $4,000,000 retained note in the amount of $385,000 per annum for the first three years and $420,000 per annum for the remaining seven years of the term of the Note.

         During the nine months ended September 30, 1998 and the year ended December 31, 1997, Presidential reported income (net of deductions of interest and amortization of loan acquisition costs on the Fleet note payable) of $750,939 and $1,000,695, respectively, from the First and Second Mortgage Notes. On a cash flow basis, Presidential received in the nine months ended September 30, 1998 and in the year ended December 31, 1997, $561,498 and $753,758, respectively, from this investment, net of the Fleet expenses.



Item 7.  Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits.
            ---------

(c)      Exhibits:

      99.  Press Release of Presidential Realty Corporation dated
              February 26, 1999.













                                Page 2 of 6 pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 1, 1999                PRESIDENTIAL REALTY CORPORATION



                                            By:      Jeffrey F. Joseph
                                               ----------------------------
                                               Jeffrey F. Joseph
                                               President






                                 Page 3 of 6 pages













                                INDEX OF EXHIBITS
                                -----------------



Exhibit 99          Press Release dated February 26, 1999      Page 5
















































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